UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 1, 1998


                             Price Enterprises, Inc.
               (Exact name of registrant as specified in charter)


           Maryland                   0-20449                  33-0628740
(State or Other Jurisdiction       (Commission File          (IRS Employer
     of Incorporation)                 Number)             Identification No.)


      4649 Morena Blvd., San Diego, California                   92117
      (Address of Principal Executive Offices)                 (Zip Code)

                                 (619) 581-4600
              (Registrant's Telephone Number, Including Area Code)




                                      None
         (Former name or former address, if changed since last report.)


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Price  Enterprises,  Inc. hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities  and Exchange  Commission on June 18, 1998 to file the
(i) audited  statements  of revenue  over  specific  operating  expenses for the
office  complex   described   therein,   (ii)  unaudited  pro  forma   financial
information, and (iii) consent of independent auditors.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statement of Real Estate Property Acquired

          Sacramento Office Complex

          o    Report of Independent Auditors

          o    Statements of Revenue Over Specific Operating Expenses

          o    Notes to Statements of Revenue Over Specific Operating Expenses

     (b)  Pro Forma Financial Information

          o    Price  Enterprises,  Inc. Pro Forma Balance Sheet as of March 31,
               1998

          o Price Enterprises, Inc. Pro Forma Statement of Income for the year ended December 31, 1997

          o Price Enterprises, Inc. Pro Forma Statement of Income for the three months ended March 31, 1998

     (c)  Exhibits

          The following exhibits are filed with this report on Form 8-K.

23.1 Consent of Independent Auditors

99.1 Audited Statements of Revenue Over Specific Operating Expenses of the Sacramento Office Complex for the Year Ended December 31, 1997 and the Period from August 15, 1996 through December 31, 1996.

99.2 Unaudited Pro Forma Balance Sheet as of March 31, 1998

99.3 Unaudited  Pro Forma  Statement  of Income for the Year Ended  December 31,
     1997

99.4 Unaudited Pro Forma Statement of Income for the Three Months Ended March 31, 1998

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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Price Enterprises, Inc.
                                               (Registrant)




Date:  July 28, 1998                By:     /s/  Jack McGrory
                                       ---------------------------------
                                                 Jack McGrory
                                      President and Chief Executive Officer


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


                                  Exhibit Index

Exhibit No.         Description
-----------         -----------

23.1                Consent of Independent Auditors

99.1 Audited Statements of Revenue Over Specific Operating Expenses of the Sacramento Office Complex for the Year Ended December 31, 1997 and the Period from August 15, 1996 through December 31, 1996.

99.2                Unaudited Pro Forma Balance Sheet as of March 31, 1998

99.3                Unaudited  Pro Forma  Statement of Income for the Year Ended
                    December 31, 1997

99.4 Unaudited Pro Forma Statement of Income for the Three Months Ended March 31, 1998


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